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                          STANDARD CONSULTING AGREEMENT

This Consulting Agreement is made as of the date of the last signature hereto (the "Effective Date"), by and between CLIENTNAME, ("Company") and FULL MOON INTERACTIVE, INC. ("FMI"), located at LOCAL ADDRESS, CITY, STATE AND ZIP. The parties agree that FMI will perform the services described in the Statement of Work (SOW) attached hereto from time to time for the Company on the following terms and conditions. This is a master agreement, and the parties may add successive SOW's to this Agreement upon mutual consent.

                                    RECITALS

WHEREAS, FMI is in the business of providing Internet consulting services to third party Clients on a worldwide basis ("Consulting Services"), and WHEREAS, Company wishes to retain the Consulting Services of FMI and FMI wishes to provide such services for Company, pursuant to the following terms and conditions.
NOW, THEREFORE, IN CONSIDERATION of the mutual promises, covenants and conditions set forth herein, the parties hereto agree as follows:

1.       TERM.
         This Agreement shall commence on the Effective Date and shall continue thereafter for a period of one year or until completion of the Consulting Services whichever occurs first (the "Term").

2.       CONSULTING SERVICES.

2.1 Company retains FMI to provide the Consulting Services in accordance with the Statement of Work, which is attached hereto as Exhibit A. The Consulting Services specified in the Statement of Work shall constitute the complete and exclusive definition of the Consulting Services to be provided under this Agreement. The Consulting Services shall be performed at the offices of FMI or such other sites mutually agreed upon by the parties. In the event that the parties wish to agree upon performance of additional consulting services such services shall be performed pursuant to the terms and conditions of this Agreement and a separate Statement of Work describing such services and setting forth the fees to be paid shall be signed by both parties.

2.2 In performing the Consulting Services, FMI shall use reasonable commercial efforts, and shall devote reasonable amounts of its time, personnel and resources, to achieve the objectives set forth in the Statement of Work. Each party shall appoint the Contact Person listed in the Statement of Work to represent that party during the Term.

2.3 FMI is not a partner of the Company but is an independent contractor and shall have the sole control of the manner and means of performing its obligations here under. FMI and Company shall not take a position on any tax return or otherwise that FMI and the Company are partners. Neither party shall have any right, power, or authority to create any contract or obligation on behalf of, or binding upon the other party without the prior written consent of the other party.

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3.       RESOURCES.

3.1 Company shall be responsible for providing FMI with any equipment, software and software licenses, technical information, designs, or documentation reasonably required by FMI to perform the Consulting Services under this Agreement.

3.2 Company shall ensure that competent personnel are available during normal working hours to provide information and other support to FMI while providing Consulting Services under this Agreement.

3.3 If Consulting Services are to be performed at Company's location, Company shall provide FMI with workspace, local telephone, and access to Company's computer system, software and related equipment reasonably necessary to perform the Consulting Services, basic operation supplies, and adequate storage space for work materials.

4.       PAYMENT.
         The Company shall pay to FMI the fees and expenses set forth in Exhibit A in accordance with the payment schedule set forth upon receipt of invoice. Company shall reimburse FMI for any reasonable expenses that are incurred by FMI in connection with performing Consulting Services hereunder that are listed in Exhibit A, or have been approved in advance by Company.

5.       WARRANTIES.

5.1 FMI warrants that the Consulting Services shall be performed by competent, qualified personnel and/or contractors in a professional manner consistent with industry standards. However, FMI provides no guarantee of any specific result.

5.2 Each party warrants to the other party that it has full power and authority to enter into and perform its obligations under this Agreement.

5.3 EXCEPT AS EXPRESSLY PROVIDED HEREIN, EACH PARTY SPECIFICALLY DISCLAIMS ANY WARRANTIES OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6.       TITLE.

6.1 FMI agrees to and hereby assigns to Company, all right, title and interest to the work product delivered here under. In addition, FMI shall take all steps that may be required to perfect Company's copyright in such tangible deliverables, including execution of a formal assignment of copyright in recordable form in the presence of a Notary Public.

6.2 Notwithstanding the foregoing, FMI and Company agree that FMI shall retain title to all intellectual property, trade secrets, ideas and concepts conceived, developed or reduced to practice by FMI prior to or independent of its performance of the Consulting Services here under including modifications and derivative works thereto ("FMI Intellectual Property"). FMI hereby grants to Company a non-exclusive, worldwide, royalty free, perpetual license to use internally, reproduce, prepare or have prepared derivative works based upon such FMI Intellectual Property, which is embodied in the work product delivered to Company hereunder.

6.3 FMI shall not be limited or restricted in any way with respect to the assignment and/or reassignment of its employees and/or contractors who have worked on the Consulting Services and who have had access to documents delivered under this Agreement. FMI shall therefore be free to use the ideas, concepts, know-how and expressions embodied therein.

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7.       CONFIDENTIAL INFORMATION.

7.1 "Confidential Information" shall mean; such written information which is marked "Confidential", or such non-written information which is described as "Confidential" in a written notice delivered by the disclosing party to the recipient within ten (10) days after the first disclosure of such information or if the disclosing party can conclusively prove that the information was delivered to the receiving party and that the receiving party knew or reasonably should have known in good faith that such information was Confidential to the disclosing party.

7.2 Confidential Information shall not include information which; (a) is or becomes generally known to the public without breach of this Agreement by the recipient, or (b) is in the recipient's possession prior to its disclosure from the disclosing party, or (c) is received by the recipient from a third party with no restrictions on disclosure, or (d) is independently developed by recipient without breach of its obligations under this Section 7.

7.3 Each party agrees that with respect to the Confidential Information of the other party, during the Term and thereafter, such party shall at all times maintain the confidentiality of the Confidential Information, using the same degree of care that such party uses to protect its own Confidential Information; and shall not use (except in performance of the Consulting Services) or disclose to any third party any such Confidential Information, except as may be required by law or court order. Each party shall have caused its employees and/or contractors to execute a non-disclosure agreement obligating him/her to maintain the confidentiality of all Confidential Information disclosed hereunder.

8.       TERMINATION.

8.1 Either party may terminate this Agreement upon a material breach by the other party of its obligations hereunder upon thirty (30) days prior written notice, provided that if the breaching party has cured such breach within said thirty (30) day period, the notice of termination shall be null and void.

8.2 Either party shall be in default hereof if it becomes insolvent, makes an assignment for the benefit of its creditors, a receiver is appointed or a petition in Bankruptcy is filed with respect to the party and is not dismissed within thirty (30) days.

8.2 Upon termination of this Agreement, each party shall return to the other party all Confidential Information of the other party and any other information, data, software, documentation or equipment which the other party has supplied to such party, which may be in such party's possession or control.

9.       LIMITED LIABILITY.
         FMI'S TOTAL LIABILITY TO THE COMPANY SHALL BE LIMITED TO THE AMOUNTS PAID BY THE COMPANY TO FMI HEREUNDER. IN NO EVENT SHALL EITHER PARTY OR ITS AGENTS, EMPLOYEES OR REPRESENTATIVES BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

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10.      NON-HIRE.
         Each party agrees not to recruit, solicit or hire any employees or contractors of the other party who have directly or indirectly provided Consulting Services under this Agreement without the prior written consent of such party. Each party's obligations under this Section 10 shall continue for a period of one year after termination of this Agreement.

11.      GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF CALIFORNIA AND CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES, SUPERSEDING ALL PRIOR AGREEMENTS WRITTEN AND ORAL, AND ANY ACTION SHALL BE INITIATED AND MAINTAINED IN A FORUM OF COMPETENT JURISDICTION IN SUCH STATE.

12.      ASSIGNMENT.
         Neither party shall without the written consent of the other party hereto, assign or transfer this Agreement or any of its rights or obligations hereunder; except that all references to either party shall include any and all successors in interest to such party whether by merger, consolidation, sale of all or substantially all assets or otherwise.

13.      AMENDMENTS; WAIVERS.

13.1 This Agreement may be modified, terminated or extended and the terms or covenants hereof may be waived only by a written instrument executed by both parties hereto, or in the case of a waiver, by the party waiving compliance.

13.2 A party's waiver of the performance of any covenant, condition, obligation, representation, warranty or promise in this Agreement shall not invalidate this Agreement or be deemed a waiver of any other covenant, condition, obligation, representation, warranty or promise. The party's waiver of the time for performing any act or condition hereunder does not constitute a waiver of the act or condition itself.

14.      NOTICES.
         Any notice to be given hereunder shall be in writing and delivered personally or sent by facsimile transmission or registered or certified mail, postage prepaid, to the address first above written, or such other address as either party may designate by written notice to the other. Notices shall be deemed received at the earlier of actual receipt or three business days following mailing.

15.      SEVERABILITY.
         Should any provision of this Agreement be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions of this Agreement shall not be affected or impaired thereby.

16.      ENTIRE AGREEMENT.
         This Agreement constitutes the entire understanding between Company and FMI with respect to the subject matter, merging and superseding all prior agreements, understandings and representations. If Company issues a Purchase Order or other document regarding the Consulting Services provided under this Agreement, such instrument will be deemed for internal use only, and any provisions contained therein shall have no effect whatsoever upon this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

CLIENT NAME:                                   FULL MOON INTERACTIVE, INC.:


     --------------------------------          ---------------------------------
     Name                                      Name

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     Signature                                 Signature

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     Title                                     Title

     --------------------------------          ---------------------------------
     Date                                      Date

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